UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 11, 2005

CNL Restaurant Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-15581	59-3239115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue Orlando, FL	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 540-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

The executive officers of CNL Restaurant Properties, Inc. read the script filed as an exhibit to this Report on Form 8-K during a conference call with institutional investors on January 11, 2005.

These materials contain certain forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and other matters that are not historical facts. These forward-looking statements reflect U.S. Restaurant Properties and CNL Restaurant Properties’ current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause future events, achievements or results to differ materially from those expressed by the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements. In particular, the following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of the U.S. Restaurant Properties or CNL Restaurant Properties stockholders to approve the merger and the risk that the businesses of the companies will not be integrated successfully. In addition, the ability of the combined companies to achieve the expected revenues, accretion and synergy savings also will be subject to the effects of competition, the effects of general economic conditions and other factors beyond the control of the combined companies, along with other risks and uncertainties described from time to time in public filings with the Securities and Exchange Commission.

In connection with the proposed transactions referenced in the materials included in this filing, U.S. Restaurant Properties has filed a joint proxy statement/prospectus on Form S-4 and other materials with the Securities and Exchange Commission. You should receive a definitive joint proxy statement/prospectus at the same time or prior to the time you receive these materials. SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain a free copy of these materials as well as other materials filed with the Securities and Exchange Commission concerning U.S. Restaurant Properties and CNL Restaurant Properties at the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, these materials and other documents filed by U.S. Restaurant Properties may be obtained for free by directing a request to U.S. Restaurant Properties at 12240 Inwood Rd., Suite 300, Dallas, TX 75244; Attn: Investor Relations. In addition, these materials and other documents filed by CNL Restaurant Properties may be obtained for free by directing a request to CNL Restaurant Properties at 450 South Orange Avenue, Orlando, FL 32801; Attn: Investor Relations.

U.S. Restaurant Properties and CNL Restaurant Properties, and their respective directors and executive officers and other members of their management and employees, may be deemed to be participants in the solicitation of proxies from the stockholders of U.S. Restaurant Properties and CNL Restaurant Properties in connection with the merger. Information about the directors and executive officers of U.S. Restaurant Properties and their ownership of U.S. Restaurant Properties’ shares is set forth in the proxy statement for U.S. Restaurant Properties’ Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 19, 2004. Information about the directors and executive officers of CNL Restaurant Properties and their ownership of CNL Restaurant Properties’ shares is set forth in the proxy statement for CNL Restaurant Properties’ Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 7, 2004. Investors may obtain additional information regarding the interests of such participants by reading the definitive joint proxy statement/prospectus.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Conference Call Script

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL RESTAURANT PROPERTIES, INC.

By:	/s/ Steven D. Shackelford
Name:	Steven D. Shackelford
Title:	Chief Financial Officer

Dated: January 11, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Conference Call Script